UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 29, 2026
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Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00746	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:   (713) 350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.
On June 29, 2026, Main Street Capital Corporation (“Main Street”) entered into that certain Ninth Amendment (the
“Amendment”) to the Third Amended and Restated Credit Agreement dated as of June 5, 2018 (as amended, supplemented and restated prior to the Amendment, the “Credit Agreement” and, as amended by the Amendment, the “Corporate
Facility”), among Main Street, as borrower, Main Street Capital Partners, LLC, Main Street Equity Interests, Inc. and Main
Street CA Lending, LLC, as guarantors, Truist Bank (“Truist”), as administrative agent, and the lenders party thereto.
The Amendment amended the Credit Agreement as follows: (i) revolving commitments by lenders were increased to
$1,240 million, (ii) the accordion feature providing Main Street the right to request increases in commitments from new and existing lenders on the same terms and conditions as the existing commitments was increased to up to a total of $1,860 million, (iii) the revolving period and the final maturity date were extended through June 2030 and to June 2031, respectively, and (iv) other changes as described in the Amendment.
Affiliates of Truist and certain other lenders under the Corporate Facility from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for Main Street.
The above summary is not complete and is qualified in its entirety to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.
The disclosure set forth above under Item 1.01 is incorporated by reference herein.
Item 8.01. Other Events.
On June 30, 2026, Main Street issued a press release related to the Amendment. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

10.1
Ninth Amendment to Third Amended and Restated Credit Agreement, dated as of June 29, 2026, by and among
Main Street, the guarantors party thereto, Truist Bank, as administrative agent, and the lenders party thereto

99.1	Press release dated June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: June 30, 2026	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel